SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 18, 2008
Date of Report (Date of Earliest Event Reported)

LEFT BEHIND GAMES INC.
(Exact name of registrant as specified in its charter)

WASHINGTON	000-50603	91-0745418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25060 HANCOCK AVENUE, SUITE 103 BOX 110, MURRIETA, CA	92562
(Address of principal executive offices)	(Zip code)

(951) 894-6597
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 18, 2008, the Board of Directors of the Company approved the hiring of John P. Salvador as its Executive Director of Legal, Business Affairs and Investor Relations.

A Wall Street veteran with over 14 years of experience, Mr. Salvador has assisted over 15 companies in the public sector.  Previously Mr. Salvador was Director of Investor Relations at People's Choice Financial Corporation and NTN Buzztime. Mr. Salvador holds a Juris Doctor from Boston University.

The Company has granted Mr. Salvador one million five hundred thousand shares of its common stock, which is subject to vesting over three years in accordance with the terms of Mr. Salvador’s employment agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEFT BEHIND GAMES INC.

DATE: January 23, 2008	By:	/s/ Troy Lyndon
	Name:	Troy Lyndon
	Title:	Chief Executive Officer

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